                                                                    EXHIBIT 10.6


                                                                        NATUS(R)


                          Natus Medical Incorporated


                            DISTRIBUTION AGREEMENT


TERRITORY:        JAPAN
                  -----

DISTRIBUTOR:      NIPPON EUROTEC CO., LTD.
ADDRESS:          Akasaka Daiichi Building, 9-17
                  Akasaka 4-chome, Minato-ku
                  Tokyo, 107
                  Japan

EFFECTIVE DATE:   June 11, 1997
                  -------------

EXPIRATION:       June 10, 2001
                  -------------

Natus Medical Inc. 1501 Industrial Road, San Carlos, CA 94070 415-802-0400 FAX 415-802-0401

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             DISTRIBUTOR AGREEMENT

     This Distributor Agreement ("Agreement"), effective as of the 11th day of June, 1997 (the "Effective Date"), is entered into by and between Natus Medical Inc., a California corporation having offices at 1501 Industrial Road, San Carlos, California 94070, United States of America ("Natus"), and Nippon Eurotec, a corporation organized under the laws of Japan, having offices at Akasaka Daiichi Building, 9-17, Akasaka 4-chome, Minato-ku, Tokyo, 107 Japan ("Nippon Eurotec").

                                  BACKGROUND

A. Nippon Eurotec desires to distribute Natus's Products (as defined below) in Japan on the terms and conditions set forth below.

B. Natus desires to appoint Nippon Eurotec as Natus's exclusive distributor of the Products in Japan on the terms and conditions set forth below.

1.        DEFINITIONS

     1.1  "Customers" shall mean end-user customers for the Products solicited
           ---------
by Nippon Eurotec within the Territory.

     1.2  "Documentation" shall mean the end-user manuals, Software license
           -------------
agreement and related materials provided by Natus to Nippon Eurotec hereunder, as set forth in Exhibit A.
                ---------

     1.3  "Product" or "Products" shall mean Natus ALGO Newborn Hearing
           -------      --------
Screener(TM) and associated disposable products, and related documentation listed on Exhibit A attached hereto, as such products may be changed by Natus in
          ---------
Natus's discretion from time to time during the term of this Agreement. Notwithstanding the foregoing, Natus shall not materially change the Products without first providing [***] notice to Nippon Eurotec.

     1.4  "Software" shall mean the computer program(s) listed in Exhibit A in
           --------                                               ---------
machine executable object code format and Updates thereto which are incorporated in the Product.

     1.5  "Territory" shall mean Japan.
           ---------

     1.6  "Updates" shall mean error corrections and bug fixes that Natus
           -------
generally makes available to its customers free of charge, but excluding new versions of the Software that contains significant new features or functionality, as determined by Natus in Natus' sole discretion.

2.   APPOINTMENT

     2.1  Grant. Natus hereby appoints Nippon Eurotec, and Nippon Eurotec hereby
          -----
accepts the appointment, as Natus's exclusive distributor to distribute Products in the Territory only for use in the Territory. Natus agrees not to distribute Products directly in the Territory or to appoint any

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

in the Territory. Natus agrees not to distribute Products directly in the Territory or to appoint any third party to distribute Products in the Territory. Inquiries for the Products received by Natus from the Territory shall be referred to Nippon Eurotec.

     2.2  No Other Rights.  Except as expressly provided herein, no right, title
          ---------------
or interest is granted by Natus to Nippon Eurotec. Natus may distribute products other than Products in the Territory, either directly or indirectly, for any and all uses, and no right, title or interest is granted by Natus to Nippon Eurotec relating to products other than the Products.

     2.3  Software License. Prior to providing any Customer with any Software,
          ----------------
Nippon Eurotec shall ensure that each Customer has read and agreed to the terms and conditions of the Software license agreement contained in each Software package (the "Software License Agreement"). Nippon Eurotec shall diligently enforce Software License Agreements and use its best efforts to ensure that Customers abide by the terms of Software License Agreements. Nippon Eurotec shall not, and shall not authorize any third party to, copy, modify, alter, reverse engineer, disassemble or decompile the Products, and Nippon Eurotec shall not distribute or market any Product containing any Software electronically, or by interactive cable, remote processing services, online services, linkups or multi-user local or area networks. Software provided to Nippon Eurotec hereunder is subject to license and not sale.

     2.4  [***]. Except for the [***] and the [***] listed in Exhibit B
          -----                                               ---------
attached hereto, the parties acknowledge and agree that any [***] by [***] to [***], or [***] in the [***] ("[***] Products") in the [***] would [***] a
[***] with respect to [***] to [***] and [***] the Products, and [***] the [***] and the [***] listed in Exhibit B attached hereto, [***] represents and
                              ---------
warrants that [***] the [***] of the [***], it does [***] any [***] and will [***] any [***] during the [***] of [***].

2.   OBLIGATIONS OF NIPPON EUROTEC

     3.1  Diligence. Nippon Eurotec shall use its best efforts to promote
          ---------
vigorously the marketing and distribution of the Products to realize the maximum sales potential for the Products in the Territory. Except as expressly set forth herein, Nippon Eurotec shall be solely responsible for all costs and expenses related to the advertising, marketing, promotion, and distribution of the Products and for performing its obligations hereunder.

     3.2  Import. [***] shall be responsible for the importation of the
          ------
Products, including shipping and duties.

     3.3  Staffing. Nippon Eurotec will dedicate sufficient staff to undertake
          --------
its activities.

     3.4  Inventory. Nippon Eurotec shall maintain a sufficient inventory of
          ---------
Products.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     3.5  Reports. Nippon Eurotec shall report to Natus, within thirty (30)
          -------
working days after the end of each quarter, on the Nippon Eurotec Sales Report Form contained in Exhibit C hereto.

     3.6  Application for Government Approvals. The Parties anticipate that
          ------------------------------------
applications will need to be submitted, and approvals obtained, from the Japanese Ministry of Health and Welfare ("MHW") concerning the importation and sale of Products in the Territory.

          3.6.1  Shonin. With respect to each Natus product included as a
                 ------
          Product hereunder, Nippon Eurotec agrees to prepare and submit an application for Shonin and to exert every effort to obtain Shonin on
                          ------                                     ------
          Products. Shonin for the first Product and all subsequent Products
                    ------
          shall be obtained by no later than the date agreed to in writing by Nippon Eurotec and Natus. Natus reserves the right to terminate this Agreement pursuant to paragraph 16 herein in the event any Shonin for
                                                                     ------
          any Product is not obtained by such date. Natus will provide up to two
          (2) units of Product for each Shonin application. Nippon Eurotec will
                                        ------
          bear all costs incurred in Shonin application, and Natus shall
                                     ------
          reimburse Nippon Eurotec as set forth below. Natus shall receive draft copies of all documents prior to submittal to the MHW, and Natus reserves the right to require changes in any such application documents.

          3.6.2  Kyoka. The parties anticipate that Kyoka will likely be
                 -----                              -----
          required at the time of importation of Products. Nippon Eurotec shall at its own cost obtain Kyoka.
                                 -----

          3.6.3  MHW Reimbursement Schedule. The parties contemplate that it
                 --------------------------
          will be advantageous to obtain MHW approval for Products to allow reimbursement under Japan's medical insurance reimbursement system. Nippon Eurotec shall obtain medical insurance reimbursement approval, the costs for which shall be borne by Nippon Eurotec.

          3.6.4  Ownership of Approvals The parties agree that Shonin may be
                 ----------------------                        ------
          applied for and obtained in Nippon Eurotec's name, and if so, that
          Nippon Eurotec shall hold such Shonin solely for the benefit of Natus
                                         ------
          subject to the terms of this Agreement. Nippon Eurotec agrees that at
          Natus's unilateral request, Nippon Eurotec shall take all actions required to transfer Product Shonin to Natus or its nominee, and at
                                       ------
          such time Nippon Eurotec shall be reimbursed for its direct out-of-pocket expenses in connection with each Product Shonin obtained by
                                                          ------
          Nippon Eurotec in an amount [***] to [***] by a [***] the [***] of which shall be the [***] of this Agreement and the [***] of [***] shall be the [***] of [***] in the [***] of this Agreement. Notwithstanding the foregoing, Nippon Eurotec shall not be reimbursed for its expenses if this Agreement is terminated (i) by Natus for Nippon Eurotec's breach; (ii) by expiration of this Agreement; or
          (iii) by Natus for Nippon Eurotec's inability to obtain Shonin under
                                                                  ------
          this section.

     3.7  Product Support. Nippon Eurotec shall be solely responsible for
          ---------------
supporting all Products distributed hereunder. Nippon Eurotec shall provide reasonable technical support to

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Customers, including without limitation (i) maintaining trained and competent technical and engineering support personnel for the Products who are sufficiently knowledgeable with respect to the Products to answer Customer questions regarding the use and operation of Products, (ii) designating a technical liaison to coordinate Nippon Eurotec's technical support provided to Customers, (iii) responding promptly to requests for technical support from Customers, and (iv) providing technical support services to address and resolve Customers' support requests with respect to the Products. Nippon Eurotec shall ensure that Nippon Eurotec's technical and engineering support personnel attend any training provided by Natus with respect to the Products.

     3.8  Customer Inquiries. Nippon Eurotec shall ensure that all Customer
          ------------------
questions regarding the use or operation of Products are initially addressed to and answered by Nippon Eurotec.

     3.9  Product Support Reports. Without limiting the foregoing and in
          -----------------------
addition to any other obligations set forth in Natus' then current support terms and conditions, Nippon Eurotec also shall be responsible for (i) providing sufficient information to Natus for Natus to duplicate any reported error in the Products; (ii) incorporating Updates into the Products promptly upon receipt thereof; (iii) reporting errors promptly in English and in writing in accordance with Natus' standard support procedures; and (iv) providing reasonable cooperation and full information to Natus in the furnishing of support for the Products.

     3.10 Insurance. During the term of this Agreement, Nippon Eurotec shall
          ---------
obtain and keep in force comprehensive, general liability, and product liability insurance, with limits at least equal to the total retail value of all Products sold by Nippon Eurotec, and naming Natus as a loss payee.

4.   OBLIGATIONS OF NATUS

     4.1  Information and Support. Natus shall use reasonable efforts to provide
          -----------------------
to Nippon Eurotec such back-up telephone or electronic-mail technical support as Natus makes generally available to its distributors other than Nippon Eurotec. Such telephone support shall be provided during Natus' normal business hours.

     4.2  Marketing Materials. Natus, at its expense, shall periodically provide
          -------------------
Nippon Eurotec with reasonable quantities of Natus' advertising and promotional materials, pricing information and technical data related to the Products in English, in each case to the extent Natus in its discretion makes such materials generally available to its distributors other than Nippon Eurotec; provided that Nippon Eurotec shall pay the freight costs and other taxes and duties applicable to any such items provided or the delivery thereof. Nippon Eurotec, at its expense, shall produce Japanese language versions of such marketing materials, but only with Natus' prior written approval; and shall provide Natus with copies of all Japanese language materials which it has prepared.

     4.3  Translation; Software Localization.
          ----------------------------------

          4.3.1  Translation of Documentation. Documentation including end-user
                 ----------------------------
          manuals, Software License Agreement, promotional and advertising materials and related materials provided by Natus pertaining to Products shall be translated into Japanese by Nippon Eurotec's expense. Prior to using any such translated materials, however, Nippon Eurotec shall provide to Natus full Japanese text drafts of all such translated Documentation, and shall refrain from releasing to any third party any such translated Documentation without the prior written approval of Natus. Natus owns the copyright to all such translated Documentation. The schedule for preparing such translated Documentation shall be agreed to by the parties.

          4.3.2  Software Localization. Natus Software shall be "localized"
                 ---------------------
          according to a schedule and budget to be agreed to by the parties. It is expected that after an initial number of Products have been purchased and are being used by end-users, that Natus and Nippon Eurotec will meet and confer to determine which functions and features of Software need to be "localized." Natus, as project manager, and Nippon Eurotec will [***] provided that no expenses for "localization" shall be incurred by either party without the prior written consent of both parties. Natus shall hold copyright to all such "localized" Software.

     4.4  Training and Personnel Exchanges. The parties agree that technical
          --------------------------------
service training, product training, and ongoing personnel exchanges, shall occur as follows:

          4.4.1 Nippon Eurotec shall dispatch [***] competent technical service employees to Natus to be trained in Product technical service. Training for a period of up to [***] shall be offered at [***] by Natus. Travel, housing, and all other incidental costs to be incurred by such Nippon Eurotec Employees shall be the responsibility of Nippon Eurotec.

          4.4.2 Natus shall dispatch up to [***] of its personnel to conduct Product training in Japan of Nippon Eurotec sales personnel, as well as end-users as appropriate. Such Product training for up to [***] in duration shall be offered [***] by Natus. International air transportation and Tokyo lodging costs shall be borne by [***]; domestic Japanese travel outside Tokyo, including transportation, lodging, and meals, shall be borne by Nippon Eurotec. Training necessitated by Product Software updates shall be conducted as necessary.

          4.4.3 The parties agree that it is mutually beneficial to regularly exchange sales, technical, or executive personnel, at a frequency of at least annually, during the term of this Agreement. Accordingly, each party shall reasonably accommodate the other at such time as one party desires to send sales, technical, or executive personnel to the other party. Each party shall pay all its own expenses in connection with any such exchanges.

5.   PRICE/PRICE CHANGE

     5.1  Price. The prices and fees to be paid by Nippon Eurotec to Natus for
          -----
Products shall be as set forth in price purchase schedules issued by Natus from time to time during the term of this

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Agreement ("Price"). The Prices of Products as of the Effective Date are as set forth in EXHIBIT D attached hereto.

     5.2  Price Changes Generally. Prices are subject to change by Natus at any
          -----------------------
time in its sole discretion. However, price changes shall be effective after [***] written notice to Nippon Eurotec, and Natus shall reasonably accept orders at the earlier price received during such [***] period.

6. TAXES AND OTHER CHARGES. Prices do not include and are net of any Japanese or United States governmental taxes or charges of any kind. All payments by Nippon Eurotec shall be made free and clear of, and without reduction for, any withholding taxes.

7. PAYMENT Unless otherwise specified, Products are priced [***]. Payment shall be by international, irrevocable, negotiable letters of credit, permitting partial shipment and partial payment, payable in no longer than thirty (30) days, in U.S. Dollars, and confirmed through such bank as Natus may from time to time require, presented at least thirty days prior to requested shipment, and on such other commercially reasonable terms as Natus requires from time to time. At the request of Nippon Eurotec, Natus may provide for or allow other reasonable payment terms on any particular sale.

8.   ORDERS

     8.1  Order and Acceptance. All orders for Products submitted by Nippon
          --------------------
Eurotec shall be initiated by written purchase order sent to Natus and requesting a shipment date during the term of this Agreement; provided, however, that an order may be initially placed orally, by telecopy or fax if a conformational written purchase order is received by Natus within ten (10) days of said oral, telecopy or fax order. All orders for Products are subject to acceptance by Natus in writing, and Natus shall have no liability to Nippon Eurotec with respect to purchase orders that are not accepted. No partial acceptance of a purchase order shall constitute the acceptance of an entire order, absent the written acceptance of such entire order. To facilitate Natus's production scheduling, Nippon Eurotec shall submit purchase orders to Natus in accordance with Natus's lead times then in effect which shall be communicated to Nippon Eurotec upon Nippon Eurotec's request. Notwithstanding the foregoing, Nippon Eurotec acknowledges and agrees that the shipment and delivery dates are estimates only.

     8.2  Minimum Purchase Requirements For Products. Nippon Eurotec shall
          ------------------------------------------
purchase the minimum quantities of Products set forth in Exhibit D.
                                                         ---------

     8.3  Failure to Meet Purchase Requirements. If, at the end of any period
          -------------------------------------
referred to in Exhibit D, Nippon Eurotec has not, for any reason, purchased the corresponding minimum amount, such failure shall be deemed a material breach of this Agreement under Section 16(b) below.

     9. SHIPMENT/RISK OF LOSS Products delivered pursuant to the terms of this Agreement shall be suitably packed for export in Natus's standard shipping cartons, marked for shipment to the

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

destination specified in Nippon Eurotec's purchase order, and delivered to the carrier [***].

10. ORDER CHANGES Purchase orders for Products may be canceled or rescheduled only with Natus's prior written approval.

11. REJECTION Nippon Eurotec shall inspect all Products promptly upon receipt thereof and may reject any defective Product, provided that Nippon Eurotec shall (i) within the earlier of [***] after receipt of such alleged defective Product or [***] after discovery of such alleged defect, notify Natus of its rejection and request a Return Material Authorization ("RMA") number, and (ii) within [***] of receipt of the RMA number from Natus, return such rejected Product to Natus, such shipment to be [***] into the custody of Natus' shipping agent in Japan, using the carrier and shipping mode specified by Natus. Products not rejected within the foregoing time periods shall be deemed accepted by Nippon Eurotec. In the event that Natus determines that the returned Product is defective and properly rejected by Nippon Eurotec, Natus shall at its option repair or replace such defective Product, or accept return for credit of such defective Product. Natus shall return to Nippon Eurotec, freight prepaid, all repaired or replaced Products properly rejected by Nippon Eurotec. In the event that any rejected Product is determined by Natus to not be defective or to have been modified or subjected to unusual electrical or physical stress, misuse, abuse or unauthorized repair, Nippon Eurotec shall reimburse Natus for all costs and expenses related to the shipping, insurance, inspection, repair, if any, and return of such Product to and from Nippon Eurotec. Except as set forth in this Section 11, Nippon Eurotec shall only return Products to Natus with Natus's prior written approval.

12. PRODUCT CHANGES Natus reserves the right from time to time in its sole discretion, without incurring any liability to Nippon Eurotec with respect to any previously placed purchase order, to discontinue or to limit its production of any Product; to allocate, terminate or limit deliveries of any Product in time of shortage; to alter the design or construction of any Product; to add new and additional products to the "Products;" and upon at least [***] notice to Nippon Eurotec, to change its sales and distribution policies, not inconsistent with the terms of this Agreement.

13. FORECASTS By the end of the [***], Nippon Eurotec shall provide Natus with a good faith [***] rolling forecast commencing with the [***] showing Nippon Eurotec's prospective requirements for the Products and anticipated purchase order submittal dates, including all sales and business prospects, in such format as specified by Natus ("Forecast"). Forecasts shall commence on the [***] following submission of the Forecast to Natus. Forecasts are for Natus's planning purposes only and shall not constitute a binding obligation on the part of Natus to supply Products in accordance with such Forecasts, nor shall Forecasts constitute firm purchase orders by Nippon Eurotec.

14. RETURNED PRODUCT Any Product returned to Natus by Nippon Eurotec as authorized under this Agreement shall be shipped [***] into the custody of the carrier and using the shipping method as specified by Natus, to Natus' San Carlos U.S.A. facility or such other

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

location as Natus may instruct Nippon Eurotec, and shall be packed in its original packing material. Natus may refuse to accept any Product not packed and shipped as herein provided.

15.  LIMITED WARRANTY

     15.1 Limited Warranty. Subject to the provisions of this Section 15, Natus
          ----------------
warrants to Nippon Eurotec that Products, as delivered, will be free from defects in materials and workmanship for a period the shorter of [***] from sale to the Customer by Nippon Eurotec and [***] from shipping the Product to Nippon Eurotec ("Warranty Period"). The foregoing warranty is contingent upon proper use of the Products in the applications for which they were intended and shall not apply to Products that are modified or subjected to unusual physical or electrical stress, misuse, abuse, or unauthorized repair. Natus's sole liability and Nippon Eurotec's exclusive remedy shall be limited to repair, replacement, credit or refund, at Natus's sole option and election. Natus shall pay all freight charges for shipment of any replacement Product to Nippon Eurotec during the Warranty Period. Replacement or repair of a Product shall not extend the original warranty for that unit, and Nippon Eurotec may return Product only during the original Warranty Period.

     15.2 Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 15.1
          ------------------------
ABOVE, NATUS MAKES NO WARRANTIES OR CONDITIONS, EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE, AND NATUS SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE NOTWITHSTANDING THE FOREGOING, NATUS DOES NOT EXCLUDE LIABILITY TO THE EXTENT THAT SUCH LIABILITY MAY NOT BE EXCLUDED OR LIMITED BY LAW.

     15.3 Nippon Eurotec Limitations. Except to the extent required by
          --------------------------
applicable law, Nippon Eurotec shall not pass on to its customers a warranty of greater scope or protection than the warranty (including the limited remedy, exclusions, and limitation of liability) set forth in this Section 15 and
Section 20 below. Nippon Eurotec shall indemnify, defend and hold harmless Natus from any claim or liability arising out of or relating to breach of the foregoing provisions of this Section 15.3 or representations or warranties which exceed Natus's express warranties set forth in this Section 15.

     15.4 Product Returns. In order to return Product that fails to conform to
          ---------------
the foregoing warranty set forth in this Section 15, Nippon Eurotec shall (i) notify Natus in writing that such Product failed to conform with the warranty set forth in this Section 15 and furnish a detailed explanation of any alleged nonconformity; (ii) obtain a RMA number for the nonconforming Product from Natus; and (iii) within ten (10) days of receipt of the RMA number, return such Product to Natus as specified by Natus with the RMA number prominently attached, shipped [***] facility address first set forth above or such other location as Natus may designate in writing in each case during the Warranty Period.

16.  TERM AND TERMINATION

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     16.1 Term. This Agreement shall commence upon the Effective Date and
          ----
continue in full force and effect for a fixed term of four (4) years, and shall terminate on that date unless earlier terminated in accordance with the provisions of this Agreement or unless otherwise agreed to in writing by the parties.

     16.2 Termination for Cause. Natus may terminate this Agreement effective
          ---------------------
upon written notice to Nippon Eurotec stating its intention to terminate in the event Nippon Eurotec breaches any of the provisions of Sections 2 or 17. Without limiting the foregoing, either party may terminate this Agreement effective upon written notice to the other party stating such party's intention to terminate, in the event the other party:

               (i) ceases to function as a going concern or to conduct operations in the normal course of business or enters into any composition proceedings, or

               (ii) has a petition filed by or against it under any state or federal bankruptcy or insolvency law which petition has not been dismissed or set aside within sixty (60) days of its filing; or

               (iii) fails to perform any of its obligations under this Agreement so as to be in default hereunder and fails to cure such default within thirty (30) days after written notice of such default.

     16.3 Minimum Purchase Amounts and Forecasts. Natus shall have the right to
          --------------------------------------
terminate this Agreement with [***] notice to Nippon Eurotec if Nippon Eurotec does not purchase the minimum amounts set forth in Exhibit D hereto.

     16.4 Purchase Orders: No Waiver. Nippon Eurotec shall be obligated to
          --------------------------
accept deliveries of Products for which purchase orders were accepted by Natus prior to the effective date of termination. After any notice of termination has been delivered by either party hereunder, deliveries of Product from Natus to Nippon Eurotec, unless otherwise agreed by Natus, shall require prepayment by Nippon Eurotec to Natus. The acceptance of any purchase order from, or the sale or license of any Product, to Nippon Eurotec after the termination or expiration of this Agreement shall not be construed as a renewal or extension of this Agreement nor as a waiver of termination of this Agreement.

     16.5 No Liability for Termination. Except as expressly required by law, in
          ----------------------------
the event of termination of this Agreement by either party in accordance with any of the provisions of this Agreement, neither party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of Natus or Nippon Eurotec. Termination shall not, however, relieve either party of obligations incurred prior to the termination.

     16.6 Survival. Nippon Eurotec may sell Products existing in its inventory
          --------
as of the effective date of termination of this Agreement for a period of [***]

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

after the effective date of such termination ("Wind-Down Period"). During the Wind-Down Period, the provisions of Sections 6, 7 and 9 shall survive. In addition to the provisions set forth in this Section 16.6, the following provisions shall survive expiration or any termination of this Agreement:
Sections 1, 15, 16.4-16.7, 17, 20, 21, 22 and the last sentence of Section 19.2.

     16.7 Return of Materials. All Products, trademarks, marks, trade names,
          -------------------
patents, copyrights, any customer information not yet provided to Natus under
Section 3(f), designs, drawings, formulas or other data, photographs, samples, literature, and sales and promotional aids of every kind shall remain the property of Natus. Within thirty (30) days after the effective date of termination of this Agreement, Nippon Eurotec shall at Natus's option destroy all tangible items bearing, containing, or contained in, any of the foregoing, in its possession or control and provide written certification of such destruction, or prepare such tangible items for shipment to Natus or Natus's designee, as Natus may direct, at Natus's expense. Nippon Eurotec shall not make or retain any copies of any Confidential Information (as defined in Section 17 below) which may have been entrusted to it.

17.  CONFIDENTIALITY AND PROPRIETARY RIGHTS

     17.1 Confidentiality. Nippon Eurotec acknowledges that by reason of its
          ---------------
relationship to Natus hereunder it will have access to certain information and materials concerning Natus's business, plans, Customers, technology, and products that are confidential and of substantial value to Natus, which value would be impaired if such information were disclosed to third parties ("Confidential Information"). Nippon Eurotec agrees that it will not use in any way for its own account or the account of any third party, nor disclose to any third party, any Confidential Information revealed to it by Natus. Nippon Eurotec shall take every reasonable precaution to protect the confidentiality of Confidential Information. Upon request by Nippon Eurotec, Natus shall advise whether or not it considers any particular information or materials to be confidential. Nippon Eurotec shall not publish any technical description of the Products beyond the description published by Natus. In the event of termination of this Agreement, there shall be no use or disclosure by Nippon Eurotec of any Confidential Information of Natus, and Nippon Eurotec shall not manufacture or have manufactured any devices, components or assemblies utilizing any of Natus's confidential information.

     17.2 Proprietary Rights. Nippon Eurotec agrees that Natus retains all of
          ------------------
its right, title and interest in and to all patent rights, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the Products or the product lines that include the Products, and the design, manufacture, operation or service of the Products. The use by Nippon Eurotec of any of these property rights is authorized only for the purposes herein set forth and upon termination of this Agreement for any reason such authorization will cease. Nippon Eurotec shall not (and shall require that its customers do not) remove, alter, cover or obfuscate any proprietary rights notices placed or embedded by Natus on or in any Product. Nippon Eurotec shall not apply to register any proprietary rights covered by the Products in its own name.

18.  PATENT/COPYRIGHT/TRADEMARK AND PRODUCT LIABILITY INDEMNIFICATION

     18.1 Indemnity. Nippon Eurotec agrees that Natus has the right to defend,
          ---------
or at its option to settle, and Natus agrees, at its own expense, to defend or at its option to settle, any third party claim, suit or proceeding (collectively, "Action") brought against Nippon Eurotec alleging the Products infringe any patent, copyright or trademark in existence as of the Effective Date, subject to the limitations hereinafter set forth. Natus will have sole control of any such Action or settlement negotiations, and Natus agrees to pay, subject to the limitations hereinafter set forth, any final judgment entered against Nippon Eurotec on such issue in any such Action defended by Natus. Nippon Eurotec agrees that Natus will be relieved of the foregoing obligations unless Nippon Eurotec notifies Natus promptly in writing of such Action, gives Natus authority to proceed as contemplated herein, and gives Natus proper and full information and assistance to settle and/or defend any such Action. If it is adjudicatively determined, or if Natus believes, that the Products, or any part thereof, infringe any patent, copyright or trademark, or if the sale or use of the Products, or any part thereof, is, as a result, enjoined, then Natus may, at its election, option, and expense: (i) procure for Nippon Eurotec the right under such patent, copyright or trademark to sell or use, as appropriate, the Products or such part thereof; or (ii) replace the Products, or part thereof, with other noninfringing suitable Products or parts; or (iii) suitably modify the Products or part thereof; or (iv) remove the Products, or part thereof, terminate distribution or sale thereof and refund the payments paid by Nippon Eurotec for such Products less a reasonable amount for use and damage. Natus will not be liable for any costs or expenses incurred without its prior written authorization, or for any installation costs of any replaced Products.

     18.2 Limitations. Notwithstanding the provisions of Section 18.1 above,
          -----------
Natus has no liability to Nippon Eurotec for (i) any infringement of patent or copyright claims alleging infringement by completed equipment or any assembly, combination, method or process in which any of the Products may be used but not covering the Products standing alone; (ii) any trademark infringements involving any marking or branding not applied by or requested by Natus, or involving any marking or branding applied by Natus at the request of Nippon Eurotec; or (iii) the modification of the Products, or any part thereof, unless such modification was made by Natus, where such infringement would not have occurred but for such modifications.

     18.3 Disclaimer. NATUS' LIABILITY ARISING OUT OF OR RELATING TO THIS
          ----------
SECTION 18 SHALL NOT EXCEED THE AGGREGATE AMOUNTS PAID BY NIPPON EUROTEC TO NATUS FOR THE ALLEGEDLY INFRINGING PRODUCTS THAT ARE THE SUBJECT OF THE INFRINGEMENT CLAIM. THE FOREGOING PROVISIONS OF THIS SECTION 18 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF NATUS AND THE EXCLUSIVE REMEDY OF NIPPON EUROTEC AND ITS CUSTOMERS, WITH RESPECT TO ANY ALLEGED PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT BY THE PRODUCTS OR ANY PART THEREOF.

     18.4 Product Liability Indemnification. Natus shall at its own expense
          ---------------------------------
indemnify and hold harmless Nippon Eurotec, and its directors, officers, employees and agents, from and against any and all third party claims for losses, damages (actual, consequential or indirect), liabilities, penalties, demands, suits or actions, and related costs and expenses of any kind (including, without limitation, Nippon Eurotec's reasonable out-of-pocket expenses of investigation and recall, counsel fees, judgements and settlements) for injury to or death of any person or property damage or any other loss suffered or allegedly suffered by any person or entity and arising out of or otherwise in connection with any defect or alleged defect of the Products sold by Natus to Nippon Eurotec under this Agreement (the "Claim"). Natus will have sole control of any such Claim or settlement negotiations. Nippon Eurotec agrees that Natus will be relieved of the foregoing obligations unless Nippon Eurotec notifies Natus promptly in writing of such Claim, gives Natus authority to proceed as contemplated herein, and gives Natus proper and full information and assistance to settle and/or defend any such Claim.

19.  USE OF TRADEMARKS/TRADE NAMES

     19.1 Trademarks. Natus, at its expense, shall seek registration of
          ----------
appropriate Natus trademarks in the Territory. During the term of this Agreement, Nippon Eurotec shall have the right to indicate to the public that it is an authorized distributor of the Products and to advertise such Products under the trademarks, marks, and trade names of Natus set forth in Exhibit E
                                                                   ---------
("Natus' Trademarks") and in the promotion and distribution of the Products; provided, however, that upon ninety (90) days prior written notice to Nippon Eurotec, Natus may substitute alternative marks for any or all of the Natus's Trademarks. All representations of Natus' Trademarks that Nippon Eurotec intends to use shall first be submitted to Natus for approval (which shall not be unreasonably , withheld) of design, color and other details or shall be exact copies of those used by Natus. In addition, Nippon Eurotec shall fully comply with all reasonable guidelines, if any, communicated by Natus concerning the use of Natus' Trademarks.

     19.2 Use. Nippon Eurotec shall not alter or remove any of Natus' Trademarks
          ---
affixed to the Products by Natus. Except as set forth in this Section 19, nothing contained in this Agreement shall grant or shall be deemed to grant to Nippon Eurotec any right, title or interest in or to Natus's Trademarks. All uses of Natus' Trademarks will inure solely to Natus and Nippon Eurotec shall obtain no rights with respect to any of Natus' Trademarks, other than the right to distribute Products as set forth herein, and Nippon Eurotec irrevocably assigns to Natus all such right, title and interest, if any, in any of Natus' Trademarks. At no time during or after the term of this Agreement shall Nippon Eurotec challenge or assist others to challenge Natus' Trademarks (except to the extent expressly prohibited by applicable law) or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of Natus. Upon termination of this Agreement, Nippon Eurotec shall immediately cease to use all Natus' Trademarks and any listing by Nippon Eurotec of Natus' name in any telephone book, directory, public record or elsewhere, shall be removed by Nippon Eurotec as soon as possible, but in any event not later than the subsequent issue of such publication.

20. LIMITATION OF LIABILITY Natus's liability arising out of or relating to this Agreement, including liability under Section 16(e), shall not exceed the aggregate amounts paid by Nippon Eurotec to Natus hereunder. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOST PROFITS, COST OF PROCUREMENT OF SUBSTITUTE GOODS, OR ANY OTHER SPECIAL, RELIANCE, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE. THE FOREGOING LIMITATIONS SHALL APPLY REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE

POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.

21.  COMPLIANCE WITH LAWS

     21.1 Export Control. Nippon Eurotec understands and acknowledges that Natus
          --------------
is subject to regulation by agencies of the United States Government, including, but not limited to, the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of Natus to provide the Products, as well as any other technical information or assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, Bureau of Export Administration. Nippon Eurotec agrees to cooperate with Natus including without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom. Nippon Eurotec warrants that it will comply with the Export Administration Regulations and other United States laws and regulations governing exports in effect from time to time. Nippon Eurotec further agrees not to resell Products to any organization, public or private, which engages in the research or production of military devices, armaments, or any instruments of warfare, including biological, chemical and nuclear warfare.

     21.2 Governmental Approvals. Nippon Eurotec represents and warrants that it
          ----------------------
has obtained or will obtain all required approvals and registrations (which include Shonin ("Approvals") of the government of Japan in connection with this
        ------
Agreement and that the provisions of this Agreement and the rights and obligations of the parties hereunder, are enforceable under the laws of Japan. Nippon Eurotec shall notify Natus of all Approvals obtained by it and shall provide Natus with copies of all material documents relating thereto.

22.  MISCELLANEOUS PROVISIONS

     22.1 Independent Contractors. The relationship of Natus and Nippon Eurotec
          -----------------------
established by this Agreement is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other. All financial obligations associated with Nippon Eurotec's business are the sole responsibility of Nippon Eurotec. All sales and other agreements between Nippon Eurotec and its customers are Nippon Eurotec's exclusive responsibility and will have no effect on Nippon Eurotec's obligations under this Agreement.

     22.2 Assignment. Nippon Eurotec may not transfer or assign its rights or
          ----------
obligations under this Agreement without the prior written consent of Natus. Subject to the foregoing sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Successors of Natus shall include any party which acquires Natus or into which Natus merges.

     22.3  Indemnity. Except for warranty claims for which Natus is liable under
           ---------
Section 15 and infringement claims covered by Section 18, Nippon Eurotec agrees to indemnify and hold Natus harmless against any cost, loss, liability or expense (including attorneys' fees) arising out of third party claims against Natus relating to Nippon Eurotec's use and distribution of the Products.

     22.4  No Implied Waivers. The failure of either party at any time to
           ------------------
require performance by the other of any provision hereof shall not affect the right of such party to require performance at any time thereafter, nor shall the waiver of either party of a breach of any provision hereof be taken or held to be a waiver of a provision itself.

     22.5  Severability. If any provision of this Agreement is held to be
           ------------
invalid by a court of competent jurisdiction, then the remaining provisions will nevertheless remain in full force and effect. The parties agree to renegotiate in good faith those provisions so held to be invalid to be valid, enforceable provisions which provisions shall reflect as closely as possible the original intent of the parties, and further agree to be bound by the mutually agreed substitute provision.

     22.6  Force Majeure. Except for payment of monies, neither party shall be
           -------------
liable for failure to fulfill its obligations under this Agreement or any purchase order issued hereunder or for delays in delivery due to causes beyond its reasonable control, including, but not limited to, acts of God, man-made or natural disasters, earthquakes, fire, riots, flood, material shortages, strikes, delays in transportation or inability to obtain labor or materials through its regular sources. The time for performance of any such obligation shall be extended for the time period lost by reason of the delay.

     22.7  Conflicting Terms. The parties agree that the terms and conditions of
           -----------------
this Agreement shall prevail, notwithstanding contrary or additional terms, in any purchase order, sales acknowledgment, confirmation or any other document issued by either party effecting the purchase and/or sale of Products, unless the parties agree otherwise in writing.

     22.8  Headings. Headings of paragraphs herein are inserted for convenience
           --------
of reference only and shall not affect the construction or interpretation of this Agreement.

     22.9  Liability of Natus. The provisions of this Agreement under which the
           ------------------
liability of Natus is excluded or limited shall not apply to the extent that such exclusions or limitations are declared illegal or void under the laws applicable in the Territory in which Products are sold, unless the illegality or invalidity is cured under the laws of the Territory by the fact that the law of California governs this Agreement.

     22.10 Notice. Any notice required or permitted to be given under this
           ------
Agreement shall be delivered (i) by hand, (ii) by registered or certified mail, postage prepaid, return receipt requested, to the address of the other party first set forth above, or to such other address as a party may designate by written notice in accordance with this Section 22.10, (iii) by overnight courier, or (iv) by fax with confirming letter mailed under the conditions described in (ii) above. Notice so given shall be deemed effective when received, or if not received by reason of fault of addressee, when delivered.

     22.11 Entire Agreement. This Agreement contains the entire understanding of
           ----------------
the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto, written or oral, between the parties. Amendments to this Agreement must be in writing, signed by the duly authorized officers of the parties. The terms of any purchase order are expressly excluded.

     22.12 Governing Law. This Agreement shall be governed by and construed
           -------------
under the law of the State of California, without regard to conflict of laws principles or the U.N. Convention on Contracts for the International Sale of Goods.

     22.13 Arbitration. Any dispute or claim arising out of or in relation to
           -----------
this Agreement, or the interpretation, making, performance, breach or termination thereof, shall be finally settled by binding arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce as presently in force ("Rules") and by three (3) arbitrators appointed in accordance with said Rules. Judgment on the award rendered may be entered in any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California, U.S.A. Any monetary award shall be in U.S. dollars and the arbitration shall be conducted in the English language. The parties may apply to any court of competent jurisdiction for temporary or permanent injunctive relief, without breach of this Section 22.13 and without any abridgment of the powers of the arbitrator. The prevailing party at any such arbitration or in any legal proceeding brought to enforce terms of this Agreement shall be entitled to an award of attorney's fees and other costs of such arbitration or proceeding.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the Effective Date.


NIPPON EUROTEC Co., Ltd.                  NATUS MEDICAL INC.


By: /s/ Toshifumi Wakayama               By: /s/ Tom C. Johnson
    --------------------------------         ----------------------------------

Name: Toshifumi Wakayama                 Name: Tom C. Johnson
      ------------------------------           --------------------------------
      (Typed or Printed)                         (Typed or Printed)

Title: President                         Title: President
       -----------------------------            -------------------------------


Exhibit A:  Product List
Exhibit B:  [***] Products
Exhibit C:  Nippon Eurotec Sales Report Form
Exhibit D:  Product Prices; Minimum Purchase Requirements
Exhibit E:  Natus' Trademarks

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT A

                    NATUS PRODUCT LISTING AND DOCUMENTATION

ALGO(TM)2 NEWBORN HEARING SCREENER
----------------------------------
Product Manual
Technical Service Manual
Product (Inservice) Video
Software License Agreement

ALGO(TM)2e NEWBORN HEARING SCREENER
-----------------------------------
Product Manual
Technical Service Manual
Product (Inservice) Video
Software License Agreement

Replacement Parts for ALGO(TM) Newborn Hearing Screeners
Natus Screening Supplies for ALGO(TM) Newborn Hearing Screeners
Natus Software for ALGO(TM) Newborn Hearing Screeners
Natus Neonatal Supplies

(See price list in EXHIBIT D for descriptions of the above products.)
----------------------------------------------------------------------

MARKETING MATERIALS:/1/
-----------------------
Newborn Hearing Screening Program Handbook
Parent Education Video
"Ten Fingers Ten Toes..." poster
"The importance of Newborn Hearing Screening..." brochure
ALGO DataBook(TM) NHS Data Tracking System Product Sheet
ALGO 2e(TM) Newborn Hearing Screener Product Sheet
AABR(TM) Automated Auditory Brainstem Response Product Sheet


___________________
/1/ Marketing Materials provided in English final printed format

                                   EXHIBIT B

                               [***] PRODUCTS

[To be listed by [***]; to include a detailed list of all [***] now being sold by [***] in the [***].]

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT C

                       Nippon Eurotec Sales Repart Form

1.   Sales during Quarter ended ____/____/____:
                     a.  Units sold
                     b.  Disposables sold
                     c. Purchaser's name, address, telephone number, fax number; responsible contact person.

2.   Projection for [***] ending  ____/____/___:

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT D

                 PRICE LIST AND MINIMUM PURCHASE REQUIREMENTS

Prices quoted in U.S. dollars                                             Nippon
-----------------------------
                                                                         Eurotec
Part Number                                                                Price
-----------                                                          -----------

010011     ALGO(TM)2 Newborn Hearing Screener                        $     [***]
           Includes: Screener with keyboard, Printer,
           Rollstand, Workstation with Platform, Acoustic
           Transducer Assembly (ATA) Cable, Patient
           Cable Assembly (PCA) and pre-amplifier
           cable, Acoustic Check Kit, Starter Kit of supplies


41000      ALGO(TM)2E Newborn Hearing Screener                       $     [***]
           Includes: Detachable screening module with laptop computer, Natus screening station with built-in storage, Printer for self-adhesive patient results labels, Patient Cable Assembly
           (PCA) and pre-amplifier cable, Acoustic
           Transducer Assembly (ATA) Cable, Acoustic
           Check Kit, Starter Kit of supplies

Replacement Parts for ALGO(TM) Newborn Hearing Screeners

040176     Acoustic Transducer Assembly (ATA) Cable                  $     [***]
040144     Acoustic Check Kit                                        $     [***]
040127     Patient Cable Assembly (PCA)                              $     [***]
040119     Pre-amplifier Cable                                       $     [***]
           ALGO 2 Carrying Case                                            [***]
           ALGO 2e Carrying Case                                           [***]
700090     Power Cord                                                $     [***]
900081     ALGO 2e Label Printer                                     $     [***]

Natus Screening Supplies for ALGO(TM) Newborn Hearing Screeners

040112     ALGO-COLORADO PAK - Case Of 288 Screenings                $     [***]
           Includes: 8 boxes/ 288 pairs Ear Coupiers(R) disposable ear phones, 320 Jelly Button(R)Sensors

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT D

                 PRICE LIST AND MINIMUM PURCHASE REQUIREMENTS

Prices quoted in U.S. dollars.                                            NIPPON
------------------------------
                                                                         Eurotec
Part Number                                                                Price
-----------                                                          -----------

Printing Supplies for ALGO(TM)2e Newborn Hearing Screeners

900079    Printer Labels - Four rolls (560 labels)                   $     [***]

Individual Screening Supplies for ALGO(TM) Newborn Hearing Screeners
030097    Jelly Button(R) Sensors - Box of 50 triplets               $     [***]
040069    DriPrep(TM) Prepping Pads - Pouch of 25 pads               $     [***]
900072    NuPrep(R)Prepping Gel - One 1 oz. tube (28.35 g)           $     [***]

Natus Neonatal Supplies

040048    MiniMuffs(TM) Neonatal Noise Attenuators - 36 pairs        $     [***]
040048    MiniMuffs(TM) Neonatal Noise Attenuators - 288 pairs       $     [***]


Natus Software for ALGO(TM) Newborn Hearing Screeners

040181    70/40(TM) Screening Application Software                   $     [***]
040240    Algo DataBook(TM) NHS Data Tracking Software               $     [***]
900123    Time/Date Software                                         $     [***]


MINIMUM PURCHASE REQUIREMENTS
-----------------------------

Period                                 Minimum Purchases
------                                 -----------------
Effective Date through First Six Months:    [***] Units                    [***]
Months Seven through Eighteen:              [***] Units                    [***]
Months Nineteen through Thirty:             [***] Units                    [***]
Months Thirty-One through Forty-two:        [***] Units                    [***]
Months Forty-three through Forty-eight:     [***] Units                    [***]
                                            -----
                                            [***] Units
                                            =====
__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT E

                                NATUS TRADEMARKS

NATUS(R)
ALGO 2(TM) Newborn Hearing Screener
ALGO  2e(TM) Newborn  Hearing  Screener
ALGO(TM) Newborn Hearing Screener
ALGO  DataBook(TM) NHS Data Tracking System
AABR(TM) Automated Auditory Brainstem Response
Ear Couplers(TM) Disposables
Jelly Button(TM) Sensors
DriPrep(TM) Prepping Pads
MiniMuffs(TM)Neonatal Noise Attenuators
70/40/(TM) Screening Aplication

                    Exhibit F to the Distributor Agreement

                    LOAN AGREEMENT: UNIVERSAL TEST FIXTURE


This Agreement is made between Natus Medical Incorporated ("Natus"), a California corporation, and Nippon EUROTEC Co., Ltd.("Distributor"), and is
                            ------------------------
intended to serve as Exhibit F to the Distributor Agreement between the parties dated June 22, 1998. Accordingly, the terms and conditions of the Distributor
           --
Agreement are incorporated by reference herein.

The parties agree as follows:

1. Loan AGreement. Natus will loan a Universal Test Fixture ("UTF") to the Distributor identified above for use as a service and maintenance tool for a maximum period of time which is described in Paragraph 5 below. Distributor agrees that the UTF remains the property of Natus, and that Distributor must, at the request of Natus, return the UTF to Natus. Distributor agrees to follow all written procedures for operation of UTF, and to use UTF solely for the purposes for which it is intended, as described is the UTF Operating Procedures.

2. Definitions. The definitions in the Distributor Agreement apply throughout this Agreement. The UTF, including all information contained within the UTF, and the UTF Operating Procedures, which may include but is not limited to all written documentation, hardware, software or firmware contained within the UTF and its accompanying UTF Operating Procedures, constitute Confidential Information pursuant to Section 17 of the Distributor Agreement.

3. Trade Secrets. Distributor acknowledges and agrees that the contents of the UTF and the UTF Operating Procedures (Trade Secrets) are valuable property of Natus. Distributor will hold in confidence any Trade Secrets which are disclosed to Distributor pursuant to this Agreement, and will not disclose such Trade Secrets to any other person, firm, or corporation. Distributor agrees to take all reasonable steps to protect the secrecy of and avoid disclosure or unauthorized use of the Trade Secrets. Distributor will not, nor will Distributor allow or encourage any third party to modify, repair, reverse engineer, decompile, or disassemble the UTF without the express and prior written consent of Natus Medical Inc. The UTF is expressly recognized as proprietary and confidential under the provisions of the Distribution Agreement with respect to ss 17, "Confidentiality and Proprietary Rights."

4. Sole Authorized User. The UTF will be used only by trained and authorized technical services representatives of the Distributor. Distributor will provide the names of trained and authorized technical service representatives to the Company, and will not permit use of the UTF by other individuals or entities, nor will Distributor permit physical relocation of the UTF without the prior written consent of Natus Medical Inc.

5. Miscellaneous. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements, negotiations, understandings and communications regarding subject matter. If any of the provisions of this Agreement are different from those in the Distributor Agreement, these terms apply insofar as the UTF is concerned. Otherwise, the terms of the Distributor Agreement are incorporated herein mutatis mutandis. This Exhibit will be governed by and construed in accordance with the laws of the State of California, United States of America, as applied to agreements made and performed in the State of California, United States of America.

6. Term of Agreement. Breach by Distributor of any of these terms constitutes breach of the Distributor Agreement. The Agreement is effective only during the term of the Distributor Agreement between Natus Medical and Distributor.

Natus Representative                     Distributor Representative

By     /s/ W. H. Lawrenson                By  /s/ Nippon EUROTEC Co., Ltd.
       ------------------------               ----------------------------

Name      W. H. Lawrenson                Name
       ------------------------                ---------------------------

Title     CEO                            Title    Director
       ------------------------                ---------------------------

Date      7/13/98                        Date    June 22 1998
       ------------------------                 --------------------------